UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2013 (March 1, 2013)

COATES INTERNATIONAL, LTD. (Exact name of registrant as specified in its charter)

Delaware	000-33155	22-2925432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 34 & Ridgewood Road, Wall Township, New Jersey 07719
(Address of principal executive offices)

(732) 449-7717
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On March 1, 2013, Coates International, LTD (the “Company”) was informed by its independent registered public accounting firm, Meyler & Company, LLC (“Meyler”), that it has combined its practice with Cowan, Gunteski & Company, P.A.  As a result of the combination and upon notice by Meyler to the Company on March 1, 2013, Meyler in effect has resigned as the Company’s independent registered public accounting firm and Cowan, Gunteski & Company, P.A. became the Company’s independent registered public accounting firm. The engagement of Cowan, Gunteski & Company, P.A. as the Company’s independent registered public accounting firm was ratified and approved by the Board of Directors of the Company on March 4, 2013.

The audit reports of “Meyler” on the consolidated financial statements of the Company as of and for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as to its ability to continue as a going concern.  During the Company’s two most recent fiscal years ended December 31, 2012 and 2011 and through March 1, 2013, the Company did not consult with Cowan, Gunteski & Co. P.A. on (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s consolidated financial statements, and Cowan, Gunteski & Co., P.A. did not provide either a written report or oral advice to the Company that Cowan, Gunteski & Co., P.A. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2012 and 2011 and through the date of this Current Report, there were no disagreements between the Company and “Meyler” on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of “Meyler”, would have caused “Meyler” to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years.

The Company has provided “Meyler” a copy of the disclosures in this Form 8-K and has requested that “Meyler” furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not “Meyler” agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated March 4, 2013 furnished by “Meyler” in response to that request is filed as Exhibit 16 to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Shell Company Transactions.

N/A

(d) Exhibits.

Exhibit No.	Description
16	Letter from Meyler & Company, LLC dated March 4, 2013
99	Letter from Meyler & Company, LLC dated March 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COATES INTERNATIONAL, LTD.

Dated: March 4, 2013	By:	/s/ Barry C. Kaye
Barry C. Kaye
Chief Financial Officer